ACQUISITIONS	6 Months Ended
Jun. 30, 2013
ACQUISITIONS
ACQUISITIONS

14.   ACQUISITIONS

  Urastar Gold Corporation

  On May 16, 2013, the Company completed the acquisition of all of the issued and outstanding common shares of Urastar Gold Corporation ("Urastar") pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia) for cash consideration of $10.1 million. The Urastar acquisition was accounted for as a business combination and goodwill of $6.1 million was recognized on the Company's consolidated balance sheets.

  The transaction costs associated with the acquisition totalling $0.7 million were expensed through the general and administrative line item of the interim unaudited consolidated statements of income (loss) and comprehensive income (loss) during the six months ended June 30, 2013.

  The following table details the allocation of the purchase price to assets acquired and liabilities assumed, based on management's estimates of fair value:

Total purchase price:
Cash paid for acquisition	$10,127
Fair value of assets acquired and liabilities assumed:
Mining properties	$7,699
Goodwill	6,135
Cash and cash equivalents	76
Trade receivables	731
Other current assets	12
Plant and equipment	2
Accounts payable and accrued liabilities	(791)
Other liabilities	(1,573)
Deferred tax liability	(2,164)

Net assets acquired	$10,127

  The Company believes that goodwill for the Urastar acquisition arose principally because of the following factors: (1) the going concern value implicit in the Company's ability to sustain and/or grow its business by increasing reserves and resources through new discoveries; and (2) the requirement to record a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed in a business combination at amounts that do not reflect fair value.

  Pro forma results of operations for the Company assuming the acquisition of Urastar described above had occurred as of January 1, 2012 are detailed below. On a pro forma basis, there would have been no effect on the Company's consolidated revenues.

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	Unaudited
Pro forma net income (loss) for the period	$(3,015)	$307,274
Pro forma net income (loss) per share — basic	$(0.02)	$1.79

  Grayd Resource Corporation

  On November 18, 2011, the Company acquired 94.77% of the outstanding shares of Grayd Resource Corporation ("Grayd"), on a fully-diluted basis, by way of a take-over bid. The November 18, 2011 purchase price of $222.1 million was comprised of $166.0 million in cash and 1,250,477 newly issued Agnico Eagle shares. The acquisition was accounted for as a business combination and goodwill of $29.2 million was recognized on the Company's consolidated balance sheets.

  On January 23, 2012, the Company acquired the remaining outstanding shares of Grayd it did not already own, pursuant to a previously announced compulsory acquisition carried out under the provisions of the Business Corporations Act (British Columbia). The January 23, 2012 purchase price of $11.8 million was comprised of $9.3 million in cash and 68,941 newly issued Agnico Eagle shares valued at $2.4 million. The non-controlling interest as reported on the December 31, 2011 consolidated balance sheets of the Company was eliminated as a result of this transaction.